2015-11-15, 12:39:58,EST

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Dyment	Issuer:	TransGlobe Ener	Security	DSU

Transaction Number	2721530
Security designation	DSU (Cash)
Opening balance of securities held	33738
Date of transaction	2015-09-30
Nature of transaction	56 – Grant of rights
Number or value or underlying securities acquired	647
Equivalent number or value or underlying securities acquired	647
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price		Currency

Closing balance of securities held	34385	Insider’s
		calculated
		balance
Filing date/time	2015-11-05
	12:39:56
General remarks (if necessary to describe the transaction)	RE: September dividend
Private remarks to securities regulatory authorities

2015-11-05, 12:39:29,EST

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Dyment.F	Issuer:	TransGlobe Ener	Security	DSU Cash

Transaction Number	2680377
Security designation	DSU (Cash)
Opening balance of securities held	33319
Date of transaction	2015-06-30
Nature of transaction	56 – Grant of rights
Number or value or underlying securities acquired	419
Equivalent number or value or underlying securities acquired	419
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price		Currency

Closing balance of securities held	33738	Insider’s
		calculated
		balance
Filing date/time	2015-11-05
	12:38:26
General remarks (if necessary to describe the transaction)	RE: June 30, 2015 dividend
Private remarks to securities regulatory authorities

2015-11-05, 12:37:06,EST

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Dyment.F	Issuer:	TransGlobe Ener	Security	DSU Cash

Transaction Number		2660554
Security designation		DSU (Cash)
Opening balance of securities held		20919
Date of transaction		2015-05-15
Nature of transaction		56 – Grant of rights
Number or value or underlying securities acquired		12400
Equivalent number or value or underlying securities acquired		12400
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price		Currency

Closing balance of securities held	161141	Insider’s
		calculated
		balance
Filing date/time	2015-11-05
	12:37:04
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities

2015-11-05,

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Chase.G	Issuer:	TransGlobe Ener	Security	DSU Cash

Transaction Number		2660502
Security designation		DSU (Cash)
Opening balance of securities held		13142
Date of transaction		2015-05-22
Nature of transaction		56 – Grant of rights
Number or value or underlying securities acquired		19514
Equivalent number or value or underlying securities acquired		19514
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price		Currency

Closing balance of securities held	32656	Insider’s
		calculated
		balance
Filing date/time	2015-11-05

General remarks (if necessary to describe the transaction)	RE: Annual grant
Private remarks to securities regulatory authorities

2015-10-02,

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Chase.G	Issuer:	TransGlobe Ener	Security	DSU Cash

Transaction Number		2680509
Security designation		DSU (Cash)
Opening balance of securities held		32656
Date of transaction		2015-06-30
Nature of transaction		56 – Grant of rights
Number or value or underlying securities acquired		411
Equivalent number or value or underlying securities acquired		411
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price		Currency

Closing balance of securities held	33067	Insider’s
		calculated
		balance
Filing date/time	2015-11-05

General remarks (if necessary to describe the transaction)	RE: June 30, 2015 dividend
Private remarks to securities regulatory authorities

2015-10-02,

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Chase.G	Issuer:	TransGlobe Ener	Security	DSU Cash

Transaction Number		2721652
Security designation		DSU (Cash)
Opening balance of securities held		33067
Date of transaction		2015-09-30
Nature of transaction		56 – Grant of rights
Number or value or underlying securities acquired		634
Equivalent number or value or underlying securities acquired		634
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price		Currency

Closing balance of securities held	33701	Insider’s
		calculated
		balance
Filing date/time	2015-11-05

General remarks (if necessary to describe the transaction)	RE: September 30, 2015 dividend
Private remarks to securities regulatory authorities